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                                                                    Exhibit 32.2

                         Section 1350 CFO Certification

I, Kevin J. Brown, Vice President and Chief Financial Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q of the Company for the period ended February 29, 2004 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004

                                       /s/ Kevin J. Brown
                                       -----------------------------------------
                                       Kevin J. Brown
                                       Vice President and
                                       Chief Financial Officer

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